Balances Receivable from Related Parties (Detail) In Millions, unless otherwise specified	Mar. 31, 2014 USD ($)	Mar. 31, 2014 INR	Mar. 31, 2013 INR	Mar. 31, 2014 Principal Owner INR	Mar. 31, 2013 Principal Owner INR	Mar. 31, 2014 Others INR	Mar. 31, 2013 Others INR
Related Party Transaction [Line Items]
Loans	$ 7.5	450.9	87.1	0	0	450.9	87.1
Other assets	13.8	828.0	1,223.6	126.4	141.2	701.6	1,082.4
Total	$ 21.3	1,278.9	1,310.7	126.4	141.2	1,152.5	1,169.5